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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):   February 16, 1995
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                                 BORDEN, INC.
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            (Exact name of registrant as specified in its charter)



         New Jersey                            I-71              13-0511250
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(State or other jurisdiction               (Commission          (IRS Employer
   of incorporation)                      file number)        Identification No)



    180 East Broad St., Columbus OH                                   43215
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(Address of principal executive offices)                              (zip code)




Registrant's telephone number, including area code:                 614-225-4000
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                                Not Applicable
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        (Former name or former address, if changed since last report)





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Item 4.  Changes in the Registrant's Certifying Accountant
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         On February 16, 1995, the Company dismissed Price Waterhouse LLP as its independent accountants. The reports of Price Waterhouse LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle. The Company's Audit Committee participated in and approved the decision to change independent accountants.

In connection with its audits for the two most recent fiscal years and through February 16, 1995, there have been no disagreements with Price Waterhouse LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Price Waterhouse LLP, would have caused them to make reference in their report on the financial statements for such years.

The Company has requested that Price Waterhouse LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated February 21, 1995, is filed as
Exhibit 16 to this Form 8-K.

The Company engaged Deloitte & Touche LLP as its new independent accountants as of February 16, 1995. During the two most recent years and through February 16, 1995, the Company has not consulted with Deloitte & Touche LLP on items which (1) were or should have been subject to SAS 50 or (2) concerned the subject matter of a disagreement or reportable event with the former auditor, (as described in Regulation S-K Item 304(a) (2).


Item 7.  Financial Statements and Exhibits
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(c)      Exhibits

         16.     Letter re change in certifying accountant





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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        BORDEN, INC.



Date:  February 21, 1995                /s/  James C. Van Meter
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                                        James C. Van Meter
                                        Executive Vice President and
                                        Chief Financial Officer
                                        (Principal Financial
                                        Officer & Duly Authorized
                                        Signing Officer)





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